SUPPLEMENT DATED NOVEMBER 19, 2012

TO THE PROSPECTUSES OF METROPOLITAN WEST FUNDS

DATED JULY 27, 2012

For current and prospective investors in all Funds:

Effective December 1, 2012, the frequent trading policy of Metropolitan West Funds will be revised to adopt a new “3-strikes” approach and implement a de minimis threshold. The second paragraph under the sub-heading entitled “Trading Limits” on pages 54-55 of the Class M Prospectus, pages 49-50 of the Class I Prospectus, page 24 of the Administrative Class Prospectus and page 18 of the Plan Class Prospectus should be revised as follows:

The following policy is effective December 1, 2012. The Trust reserves the right to refuse any purchase or exchange request that could adversely affect a Fund or its operations, including those from any individual or group who, in the Trust’s view, is likely to engage in excessive material trading. If a purchase or exchange order into shares of a Fund is rejected, the potential investor will not benefit from any subsequent increase in the net asset value of that Fund. Future purchases into a Fund may be barred if a shareholder effects more than two round trips in shares of that Fund (meaning exchanges or redemptions following a purchase) in excess of certain de minimis limits within a 30-day period. Shareholders effecting a round trip transaction in shares of a Fund in excess of the relevant de minimis threshold more than once within the above-referenced 30-day period may receive a communication from the Fund warning that the shareholder is in danger of violating the Trust’s frequent trading policy. Exceptions to these trading limits may be made only upon approval of the Funds’ Chief Compliance Officer or Fund Operations Officer, and such exceptions are reported to the Board of Trustees on a quarterly basis. This policy may be revised from time to time by the officers of the Trust in consultation with the Board of Trustees without prior notice.

For all existing and prospective shareholders of Metropolitan West High Yield Bond Fund:

Effective immediately, the last sentence under the sub-heading entitled “Portfolio Managers” on page 22 of the Class M and Class I Prospectuses should be revised as follows:

Gino Nucci, Managing Director and Corporate Specialist of the Adviser, has been a member of the team managing the Fund since 2004.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THEIR PROSPECTUS FOR FUTURE REFERENCE